UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
               ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 11, 1998

                       Commission File Number 0-511

                       COBRA ELECTRONICS CORPORATION
            (Exact name of Registrant as specified in its Charter)

          DELAWARE                              36-2479991
  (State of Incorporation)          (I.R.S. Employer Identification No.)

     6500 WEST CORTLAND STREET
        CHICAGO, ILLINOIS                            60707
(Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code: 773-889-8870

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ITEM 5.  OTHER EVENTS

The Registrant has entered into a new $35,000,000 secured credit agreement with two financial institutions for a three-year revolving credit facility used for refinancing the Registrant's previously existing $30,000,000 secured credit facility with another lender. Loans outstanding under the new agreement bear interest, at the Registrant's option, at the prime rate or, under a LIBOR option, at LIBOR plus 2%. Revolving loans outstanding under the previously existing secured credit agreement bore interest at the prime rate plus 1.5%. Additionally, the new agreement provides for higher advance rates on eligible inventory and receivables and eliminates the 2% per annum charge that the Registrant was obligated to pay on its average outstanding balance of letters of credit under the previously existing agreement.

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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COBRA ELECTRONICS CORPORATION

                                    BY: /S/ Gerald M. Laures
                                        --------------------
                                            Gerald M. Laures
                                            Vice President-Finance and
                                            Corporate Secretary
                                            (Chief Financial and
                                            Accounting Officer)

Date: February 11, 1998

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